Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 141 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 11, 2002 to the financial statements and financial highlights which appear in the September 30, 2002 Annual Report to Shareholders of Scudder Capital Growth Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants/Auditors and Reports to Shareholders" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 1, 2003

                                                                     Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 141 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 5, 2002 to the financial statements and financial highlights which appear in the September 30, 2002 Annual Report to Shareholders of Scudder Growth and Income Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants/Auditors and Reports to Shareholders" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 1, 2003

                                                                     Exhibit (j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 141 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 25, 2003 to the financial statements and financial highlights which appear in the July 31, 2003 Annual Report to Shareholders of Scudder Large Company Growth Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants/Auditors and Reports to Shareholders" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 1, 2003

                                                                     Exhibit (j)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
               --------------------------------------------------

We consent to the reference to our firm under the caption "Independent Accountants/Auditors and Reports to Shareholders" in the Investment Trust Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 141 to the Registration Statement (Form N-1A, No. 2-13628) of our report dated December 4, 2002 on the financial statements and financial highlights of Scudder Blue Chip Fund included in the Fund Annual Report dated October 31, 2002.


                                                     /s/ERNST & YOUNG, LLP

                                                     ERNST & YOUNG, LLP
Boston, Massachusetts
September 26, 2003

                                                                     Exhibit (j)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
               --------------------------------------------------

We consent to the reference to our firm under the caption "Independent Accountants/Auditors and Reports to Shareholders" in the Scudder Growth Trust Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 141 to the Registration Statement (Form N-1A, No. 2-13628) of our report dated November 11, 2002 on the financial statements and financial highlights of Scudder Growth Fund included in the Fund Annual Report dated September 30, 2002.


                                                     /s/ERNST & YOUNG, LLP

                                                     ERNST & YOUNG, LLP
Boston, Massachusetts
September 26, 2003